Exhibit 10.1.6

AMENDMENT NO. 2 TO THE DEVELOPMENT AGREEMENT

This Amendment No. 2 to the Development Agreement (this “Amendment No. 2”) is made and entered into as of April 11, 2011 (the “Amendment No. 2 Effective Date”) by and between QUALCOMM Incorporated having a place of business at 5775 Morehouse Drive, San Diego, California, 92121 (“Qualcomm”), and AIRCELL LLC, a Delaware limited liability company, having a place of business at 1250 North Arlington Heights Rd. Suite 500, Itasca, IL 60143 (“Aircell”).

RECITALS

A. Qualcomm and Aircell entered into that certain Development Agreement dated as of September 4, 2007 (the “Agreement”) and amended by that certain Amendment No. 1 dated as of December 11, 2008 (“Amendment No. 1”).

B. Pursuant to Section 3.2 of the Agreement provides that Qualcomm may agree to provide Future Services to Aircell and the terms and conditions of Qualcomm’s provision of such Future Services shall be defined in the Agreement.

C. Qualcomm and AirCell, now desire to further amend the Agreement to incorporate certain additional development tasks to be performed by Qualcomm and paid for by Aircell.

D. Unless otherwise stated in this Amendment No. 2, all capitalized terms used herein but not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment of Section 2.2. Section 2.2 of the Agreement shall be amended and restated in its entirety as follows:

“2.2 Additional Agreements. Concurrent with the execution of this Agreement, the parties shall execute and enter into a Manufacturing Services and Product Supply Agreement attached hereto as Exhibit B (the “Supply Agreement”) pursuant to which QUALCOMM shall agree to [***] Aircards over [***] period, beginning when AirCell makes ATG broadband services available in the continental United States to commercial airline passengers (the “Commercial Launch”) except as described during the trials defined below. Both parties acknowledge that a

Commercial Launch shall not mean any ATG trial conducted by AirCell using twenty (20) airplanes of any individual airline for up to a maximum one hundred twenty (120) calendar days (each a “Trial”), and that AirCell shall be permitted to conduct Trials with an unlimited number of airlines. During the Trial period AirCell shall be entitled to receive all revenues from passengers/customers. The price, delivery terms, warranty and other provisions governing the manufacture and sale of such Aircards shall be defined in the Supply Agreement. After it has purchased a minimum of [***] Aircards (the “Committed Volume”), AirCell will have the right (but not the obligation) through itself or an affiliate, to select one or more third parties (each holding the required QUALCOMM licenses on substantially the same terms as QUALCOMM’s other licensees) to manufacture the Aircard, and redesign, improve and/or modify and manufacture the modified Aircard (each, a “Third Party Manufacturer”), provided that such redesign, improvement and/or modification does not require further development of the Aircard than what is incorporated into the Aircard design by QUALCOMM pursuant to this Agreement or any amendments hereto. QUALCOMM agrees to enter into a Design Transfer Agreement (the “Design Transfer Agreement”), pursuant to which it will provide the necessary design, schematics and MSM related drivers (of the Aircard), all DESIGN DOCUMENTATION (as specified in Exhibit A of the Supply Agreement) and the other documents identified on Exhibit C, ADDITIONAL DESIGN TRANSFER DOCUMENTATION, to this Agreement to such Third Party Manufacturer. AirCell will not be required to pay QUALCOMM any fee for such design transfer. Any Third Party Manufacturer selected by AirCell shall [***] and power management chips and the associated licenses for software/firmware from QUALCOMM. The specific pricing for such equipment and licenses will be confidential information between QUALCOMM and the Third Party Manufacturer, provided that QUALCOMM will license such software/firmware built specifically for the aeronautical application at no additional charge to the Third Party Manufacturer.”

Section 2. Deletion of Section 3.1(d). Section 3.1(d) (Design Transfer Payment) of the Agreement shall be deleted in its entirety.

Section 3. Amendment of Section 4.1. Section 4.1 (Term). The first sentence of Section 4.1 is stricken in its entirety and shall be amended and restated as follows: “This Agreement shall be effective as of the Effective Date and, unless terminated under this Section 4, shall terminate on the date that is one year following the date that Aircell has accepted the final deliverable described in the Statement of Work embedded in Amendment No.2.”

Section 4. Amendment of Section 4.5(c). Section 4.5(c) of the Agreement shall be amended and restated in its entirety as follows:

“(c) Design Transfer Obligation. QUALCOMM’s obligation to enter into a Design Transfer Agreement with a Third Party Manufacturer pursuant to Section 2.2 shall survive any termination of this Agreement.”

Section 5. Appendment of New Statement of Work to the Agreement. The following Statement of Work shall be appended to and become part of the Agreement:

“Statement of Work”

1.	Project Objective:

Qualcomm shall design, develop and test a single carrier 1xEV-DO Rev-B solution for use in Aircell’s Air-to-Ground Broadband System (ABS) second generation BigSky System. As part of this effort, Qualcomm shall perform the following tasks:

1.	Aircard Hardware Redesign Tasks

a.	[***]
b.	[***]
c.	[***]
d.	[***]
e.	[***]

2.	Aircard Software Tasks

a.	[***]
b.	[***]
c.	[***]
d.	[***]
e.	[***]
f.	Develop method to configure number up to a maximum [***] antenna ports for the Aircard to search over. The configuration must include a method to set number of ports, polarization of ports, and diversity port.

3.	CSM6850 Software Tasks

a.	[***]
b.	[***]

4.	BigSky System Advanced Features

a.	[***]
b.	[***]

5.	Test and Validation Tasks

a.	[***]
b.	[***]
c.	[***]

As part of implementing the above features, the new Aircard shall retain all existing features developed for the prior generation Aircard (e.g., [***]).

[***]

Qualcomm shall provide a [***] Aircards, as specified in Sections 2.2, 2.3 and 2.6 below to Aircell for use by its vendors for test and trial purposes.

2.	Development Milestones

The following sets forth the project milestones for Qualcomm and Aircell. Dates are targets are best estimates and not firm commitments of Qualcomm.

Document Section #	Qualcomm Milestones	Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2.1	Aircard and Aircard Software Requirements Definition :

Qualcomm shall deliver Product Definition Document (PDD) for the new Aircard design. pursuant to the following schedule:

Interim Dates

[***] - Aircell shall provide a description of how existing Aircard is being used and performance (power up sequence, resets, routing, open issues, and environment).

[***] - Qualcomm shall provide a new or updated 80-H3633-1 Aircard PDD, a new or updated 80-H3634-1 Aircard Software Requirements.

[***] - Aircell shall provide comments back to Qualcomm.

[***] - Qualcomm shall provide final released PDD and Aircard Software Requirements Definition Document.

Target Completion Date: [***]

2.2	Early prototype Aircards and early CSM Driver software:

Qualcomm shall deliver [***] early prototype Aircards to Aircell for initial testing purposes. The Aircard software on such prototypes must support making a 1xEV-DO Rev B call using MDM only. These prototypes may be used for FCC certification and FAA DO-160 testing. This testing will be performed using a test box (e.g., Anritsu). Qualcomm shall use its commercially reasonable efforts to include Rev-0 call capability in this software release.

In addition, Qualcomm shall deliver early CSM driver software with partial BigSky System functionality.

Target Completion Date: [***]

2.3	Prototype Aircard, Aircard Beta Software Release:

Qualcomm shall deliver [***] prototype Aircards to Aircell for initial testing purposes. [***]

Target Completion Date: [***]

2.4	CSM Driver Software Commercial Version:

•	Qualcomm shall deliver a commercial version of [***].

•	Qualcomm shall test the interworking of [***].

Target Completion Date: [***]

2.5	Load Balance and Interference Cancellation Defined:

Qualcomm shall deliver load Balance and interference cancellation definition memo

Interim Dates

[***] - Qualcomm shall provide Aircell with a rough draft of the memo.

[***] - Aircell shall provide Qualcomm with its comments to the rough draft.

Target Completion Date: [***]

2.6	Commercial Aircards and Commercial Software Release 1:

Qualcomm shall deliver the commercial release Aircardsoftware with BigSky System changes. The Aircard software delivered in this Section 2.6 must support all new functionality developed under this Amendment No.1 and all functionality of the prior generation Aircard.

Qualcomm shall deliver [***].

Target Completion Date: [***]

2.7	Final Software Release 2 (CSM, Aircard Advanced features):

Qualcomm shall deliver the commercial release Aircard and CSM Software changes to include advanced features such as interference cancellation and load balancing, as defined in Section 1.4 above. The Aircard software delivered in this Section 2.7 must support all new functionality developed under this Amendment No.1 and all functionality of the prior generation Aircard.

Target Completion Date: [***]

3.	Payment Milestones

The following sets forth Aircell’s Milestone Payment schedule:

Qualcomm Milestones	Expected Date	Amount
Amendment No. 2 Signing	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Aircell shall pay all such Milestone Payments owed under this Amendment No. 2 pursuant to the terms described in Section 3.1(b)(i) of the Agreement.

Section 2. Effectiveness of Agreement. Except as expressly provided herein, nothing in this Amendment No. 2 shall be deemed to waive or modify any of the provisions of the Agreement, or any amendment or addendum thereto. In the event of any conflict between the Agreement, this Amendment No. 2 or any other amendment or addendum thereof, the document later in time shall prevail.

Section 3. Counterparts and Facsimile Delivery. This Amendment No. 2 may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute this Amendment No. 2 when a duly authorized representative of each party has signed a counterpart. The parties may sign and deliver this Amendment No. 2 by facsimile transmission. Each party agrees that the delivery of this Amendment No. 2 by facsimile shall have the same force and effect as delivery of original signatures and that each party may use such facsimile signatures as evidence of the execution and delivery of this Amendment No. 2 by all parties to the same extent that an original signature could be used.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment No.2 as of the Amendment No.2 Effective Date.

QUALCOMM INCORPORATED		AIRCELL LLC

By:	/s/ Ahmad Jahali	By:	/s/ Anand Chari
Name:	Ahmad Jahali	Name:	Anand Chari
Title:	VP Tech.	Title:	VP – Engineering